                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                   Distribution Date: 7/15/2002


Section 5.2 - Supplement                                               Class A         Class B        Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                       0.00            0.00             0.00               0.00

(ii)   Monthly Interest Distributed                                2,336,250.00      136,149.60        61,377.11       2,533,776.71
       Deficiency Amounts                                                  0.00            0.00                                0.00
       Additional Interest                                                 0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)  Collections of Principal Receivables                       63,410,373.48    3,602,836.51     5,044,032.60      72,057,242.59

(iv)   Collections of Finance Charge Receivables                   5,347,187.42      303,815.31       425,346.61       6,076,349.34

(v)    Aggregate Amount of Principal Receivables                                                                  30,066,743,399.99

                                               Investor Interest 450,000,000.00   25,568,000.00    35,795,636.36     511,363,636.36
                                               Adjusted Interest 450,000,000.00   25,568,000.00    35,795,636.36     511,363,636.36

                                                     Series
       Floating Investor Percentage                       1.70%          88.00%           5.00%            7.00%            100.00%
       Fixed Investor Percentage                          1.70%          88.00%           5.00%            7.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.44%
               30 to 59 days                                                                                                  1.16%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.61%
                                                                                                                  ------------------
                                                 Total Receivables                                                          100.00%

(vii)  Investor Default Amount                                     1,962,371.30      111,497.58       156,098.51       2,229,967.39

(viii) Investor Charge-Offs                                                0.00            0.00             0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                          0.00            0.00             0.00

(x)    Net Servicing Fee                                             375,000.00       21,306.67        29,829.70         426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.03%

(xii)  Reallocated Monthly Principal                                                       0.00             0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)              450,000,000.00   25,568,000.00    35,795,636.36     511,363,636.36

(xiv)  LIBOR                                                                                                               1.84000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                             4,975,061.01      282,508.64       395,516.92       5,653,086.56

(xxii) Certificate Rate                                                6.23000%        6.39000%         2.36500%



       By:
              ----------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                  Distribution Date: 7/15/2002


Section 5.2 - Supplement                                            Class A        Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00           0.00              0.00                  0.00

(ii)   Monthly Interest Distributed                                     0.00           0.00         70,388.03             70,388.03
       Deficiency Amounts                                               0.00           0.00                                    0.00
       Additional Interest                                              0.00           0.00                                    0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                    42,273,582.32   3,019,461.07      5,032,649.84         50,325,693.23

(iv)   Collections of Finance Charge Receivables                3,564,791.61     254,621.18        424,386.74          4,243,799.54

(v)    Aggregate Amount of Principal Receivables                                                                  30,066,743,399.99

                                            Investor Interest 300,000,000.00  21,428,000.00     35,714,857.14        357,142,857.14
                                            Adjusted Interest 300,000,000.00  21,428,000.00     35,714,857.14        357,142,857.14

                                                 Series
       Floating Investor Percentage                   1.19%           84.00%          6.00%            10.00%               100.00%
       Fixed Investor Percentage                      1.19%           84.00%          6.00%            10.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.44%
               30 to 59 days                                                                                                  1.16%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.61%
                                                                                                                --------------------
                                              Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                  1,308,247.53      93,443.76        155,746.25          1,557,437.54

(viii) Investor Charge-Offs                                             0.00           0.00              0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00           0.00              0.00

(x)    Net Servicing Fee                                          250,000.00      17,856.67         29,762.38            297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.03%

(xii)  Reallocated Monthly Principal                                                   0.00              0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           300,000,000.00  21,428,000.00     35,714,857.14        357,142,857.14

(xiv)  LIBOR                                                                                                               1.90000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                           490,000.00      36,999.01                              526,999.01

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                          592.87

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          3,315,344.96     236,804.04        394,624.36          3,946,773.36

(xxii) Certificate Rate                                             2.10000%       2.22000%          2.36500%





       By:
              -------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                 Distribution Date:  7/15/2002



Section 5.2 - Supplement                                     Class A        Class B       Collateral                Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00           0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                       2,740,833.33     160,416.67       88,131.94             2,989,381.94
       Deficiency Amounts                                         0.00           0.00                                     0.00
       Additional Interest                                        0.00           0.00                                     0.00
       Accrued and Unpaid Interest                                                               0.00                     0.00

(iii)  Collections of Principal Receivables              77,501,567.58   4,403,498.16    6,164,897.42            88,069,963.16

(iv)   Collections of Finance Charge Receivables          6,535,451.29     371,332.46      519,865.44             7,426,649.19

(v)    Aggregate Amount of Principal Receivables                                                             30,066,743,399.99

                                      Investor Interest 550,000,000.00  31,250,000.00   43,750,000.00           625,000,000.00
                                      Adjusted Interest 550,000,000.00  31,250,000.00   43,750,000.00           625,000,000.00

                                             Series
       Floating Investor Percentage              2.08%          88.00%          5.00%           7.00%                  100.00%
       Fixed Investor Percentage                 2.08%          88.00%          5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  96.44%
               30 to 59 days                                                                                             1.16%
               60 to 89 days                                                                                             0.79%
               90 or more days                                                                                           1.61%
                                                                                                            -------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                            2,398,453.81     136,275.78      190,786.10             2,725,515.70

(viii) Investor Charge-Offs                                       0.00           0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00            0.00

(x)    Net Servicing Fee                                    458,333.33      26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    9.03%

(xii)  Reallocated Monthly Principal                                             0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)     550,000,000.00  31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                          1.84000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                    6,077,117.95     345,290.79      483,407.11             6,905,815.85

(xxii) Certificate Rate                                       5.98000%       6.16000%        2.59000%




       By:
              ----------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                 Distribution Date:  7/15/2002


Section 5.2 - Supplement                                           Class A        Class B       Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                            2,434,132.89     141,813.47       66,018.26             2,641,964.62
       Deficiency Amounts                                              0.00           0.00                                     0.00
       Additional Interest                                             0.00           0.00                                     0.00
       Accrued and Unpaid Interest                                                                    0.00                     0.00

(iii)  Collections of Principal Receivables                   58,053,324.21   3,298,466.72    4,618,028.25            65,969,819.18

(iv)   Collections of Finance Charge Receivables               4,895,445.14     278,148.81      389,423.07             5,563,017.02

(v)    Aggregate Amount of Principal Receivables                                                                  30,066,743,399.99

                                           Investor Interest 411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86
                                           Adjusted Interest 411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86

                                                    Series
       Floating Investor Percentage                   1.56%          88.00%          5.00%           7.00%                  100.00%
       Fixed Investor Percentage                      1.56%          88.00%          5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.44%
               30 to 59 days                                                                                                  1.16%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.61%
                                                                                                                 -------------------
                                                   Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                 1,796,585.81     102,078.19      142,914.88             2,041,578.89

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         343,319.17      19,506.67       27,310.37               390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.03%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)          411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86

(xiv)  LIBOR                                                                                                               1.84000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         4,552,125.97     258,642.14      362,112.71             5,172,880.82

(xxii) Certificate Rate                                            7.09000%       7.27000%        2.59000%



       By:
              ------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President